SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  June  2 , 2009

OMNI BIO PHARMACEUTICAL, INC.
Exact name of Registrant as Specified in its Charter

ACROSS AMERICA FINANCIAL SERVICES, INC.
Former Name of Company

Colorado	000-52530	20-8097969
State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

5350 South Roslyn, Suite 400, Greenwood Village, CO  80111
Address of Principal Executive Offices, Including Zip Code

(303) 867-3415
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Omni Bio Pharmaceutical, Inc., and our wholly-owned subsidiary, Omni Bio Operating, Inc.

Item 5.02 Appointment of Principal Officers

We have appointed Mr. Robert C. Ogden to the position of Chief Financial Officer and Secretary-Treasurer of our Company and of our wholly owned subsidiary Omni Bio Operating, Inc.   Mr. Ogden will be engaged on a part-time basis and is expected to spend approximately 50% of his time on our business.

Mr. Ogden brings 20 years of senior financial management experience in both private and public companies.   From 2007 to 2009, Mr. Ogden was a financial consultant providing services ranging from interim Vice President of Finance of an internet protocol telephony software company to SEC reporting and accounting assistance for a multi-national, business process outsourcing services company.  From 2004 to 2007, Mr. Ogden served as Chief Financial Officer, Treasurer and Secretary of SAN Holdings, Inc., a publicly-traded data storage solutions provider and software company, where he was responsible for all administrative and finance functions.  From 2000 to 2004, he was a financial consultant, primarily providing financial controller and financial reporting services for both private and public companies in a variety of industries, including software, computer hardware and financial services. From 1997 to 2000, he served as Vice President, Corporate Controller and Chief Accounting Officer for TAVA Technologies, Inc., a publicly held national systems integration and software company. He began his career as a public accountant with PricewaterhouseCoopers. Mr. Ogden holds a B.S. in Commerce from the University of Virginia and is a CPA.

We have also appointed Mr. Edward C. Larkin as the Chief Operating Officer and Executive Vice President of our Company and of our  wholly-owned subsidiary Omni Bio Operating, Inc.

Mr. Larkin had served as our interim Chief Financial Officer. Mr. Larkin has been associated with us and our predecessor Apro Bio Pharmaceutical, Inc., since January 2007.

Item 5.03 Amendments to Articles of Incorporation

On May 27, 2009, we filed Articles of Amendment to our Articles of Incorporation to change our corporate name from “Across America Financial Services, Inc.” to “Omni Bio Pharmaceutical, Inc.”  At the same time, we also filed Articles of Amendment to our Articles of Incorporation to increase our authorized common shares to 200,000,000 from the current 50,000,000 and to increase our authorized preferred shares to 5,000,000 from the current 1,000,000. The par values of the common and preferred shares were not changed.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibit.

Exhibit
Number	Description

3.3	Amendment to Articles of Incorporation, filed May 27, 2009.
99.1	Press release regarding name change and managerial appointments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 2, 2009.

OMNI BIO PHARMACEUTICAL, INC.
a Colorado corporation

By:	/s/ Vicki D.E. Barone
Vicki D.E. Barone
Chair of the Board